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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 31, 1997  (June 16, 1997)



                             NEW PLAN REALTY TRUST
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              (Exact Name of Registrant as Specified in Charter)


          Massachusetts              0-7532            13-1995781
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     (State or Other Jurisdiction  (Commission         (IRS Employer
          of Incorporation)        File Number)     Identification No.)


          1120 Avenue of the Americas, New York, New York          10036
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          (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code (212) 869-3000
                                                          ---------------


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         (Former Name or Former Address, if Changed Since Last Report)





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Item 2.  Acquisition and Disposition of Assets

    See "Item 5 - Other Events"

Item 5.  Other Events

    The Form 8-K filed by New Plan Realty Trust (the "Trust") dated June 30, 1997 included certain acquisitions through June 5, 1997. Since June 5, 1997 the Trust has made the following acquisitions:

June 30, 1997      Hillcrest Apartments, Mobile, AL
                   The property consists of 140 units on approximately 7 acres.
                   At the time of acquisition the property was 99% occupied.
                   The seller was: Park Lane II Ltd.

June 16, 1997      Regency Park Shopping Center, Jacksonville, FL
                   The property consists of approximately 328,000 square feet of gross leasable area on approximately 38 acres with space for 30 tenants.
                   At the time of acquisition the property was 92% occupied.
                   The principal tenants are: Pack & Save, Publix
                   Supermarkets, Service Merchandise, Marshall's, Michael
                   Stores.
                   The seller was: Regency Park Associates

July 16, 1997      Eisenhower Shopping Center, Savannah, GA
                   The property consists of approximately 125,000 square feet of gross leasable area on approximately 12 acres with space for 22 tenants.
                   At the time of acquisition the property was 91% occupied.
                   The principal tenant is: Food Lion
                   The seller was: Eisenhower Square Associates.

July 17, 1997      New Chastain Corners Shopping Center, Marietta, GA
                   The property consists of approximately 108,000 square feet of gross leasable area on approximately 13 acres with space for 28 tenants.
                   At the time of acquisition the property was 100% occupied.
                   The principal tenants are: Krogers, Blockbuster.
                   The seller was: 3595 Canton Road Corp.

July 18, 1997      Westridge Court Shopping Center, Naperville, IL
                   The property consists of approximately 448,000 square feet of gross leasable area on approximately 50 acres with space for 49 tenants.
                   At the time of acquisition the property was 97% occupied.
                   The principal tenants are: Cub Foods, Marshall's CompUSA,
                   Borders Books, Linens'N Things, Odeon Cinema
                   The seller was: Columbia Properties Incorporated.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

    (a) and (b)    Financial Statements of Businesses Acquired and Pro Forma
                   Financial Information.

    The aggregate purchase price of the properties (the "Properties") described in Item 5 above was approximately $85 million, of which $84 million was paid in cash and a mortgage for approximately $1 million was assumed. The purchase price of each of the Properties, in the aggregate, represents more than 10% of the total unaudited assets of the Trust.

    As a result of the acquisition of the Properties, the properties acquired but as to which there are no audited financial statements, now exceed 10% of the assets of the Trust. Audited statements of revenues and certain operating expenses relative to certain of the Properties and pro forma condensed financial information reflecting the acquisition of certain of the Properties will be filed under cover of Form 8-K/A as soon as practicable, but not later than 60 days after this report on Form 8-K.

    (c)  Exhibits

    None.



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                                  SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 31, 1997

                                  NEW PLAN REALTY TRUST


                                  By:/s/ Michael I. Brown
                                     ---------------------------
                                     Michael I. Brown
                                     Chief Financial Officer and
                                       Controller